UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2010
ALIMERA SCIENCES, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34703 (Commission File No.)	20-0028718 (IRS Employer Identification No.)
6120 Windward Parkway
Suite 290
Alpharetta, Georgia 30005
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (678) 990-5740
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     On June 3, 2010, Alimera Sciences, Inc. (the “Company”) issued a press release and is holding a conference call regarding its results of operations and financial condition for the first quarter ended March 31, 2010. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     Various statements to be made during the conference call are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the Company’s future results of operations and financial position, business strategy and plans and objectives of management for the Company’s future operations. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “likely,” “will,” “would,” “could,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The events and circumstances reflected in the Company’s forward-looking statements may not occur and actual results could differ materially from those projected in the Company’s forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, delay in or failure to obtain regulatory approval of the Company’s product candidates, uncertainty as to the Company’s ability to commercialize, and market acceptance of, the Company’s product candidates, the extent of government regulations, uncertainty as to the relationship between the benefits of the Company’s product candidates and the risks of their side-effect profiles, dependence on third-party manufacturers to manufacture the Company’s product candidates in sufficient quantities and quality, uncertainty of clinical trial results, limited sales and marketing infrastructure, as well as other factors discussed in the Company’s Securities and Exchange Commission filings, including the Company’s final prospectus filed under Rule 424(b)(4) with the Securities and Exchange Commission in connection with the Company’s initial public offering.
     All forward-looking statements made during the conference call are expressly qualified by the above paragraph in their entirety. These forward-looking statements speak only as of the date of the conference call (unless another date is indicated). The Company undertakes no obligation, and specifically declines any obligation, to publicly update or revise any forward-looking statements which are made during the conference call, whether as a result of new information, future events or otherwise.
     The information in Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated June 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.
By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Financial Officer

Dated: June 3, 2010